Exhibit 10.1
August 6, 2025
Icahn Partners LP
16690 Collins Avenue, PH-1
Sunny Isles Beach, FL 33160

Icahn Partners Master Fund LP
16690 Collins Avenue, PH-1
Sunny Isles Beach, FL 33160

Re:    Centuri Holdings, Inc. (the “Company”) Registration Rights
Ladies and Gentlemen:
Reference is made to (i) that certain Common Stock Purchase Agreement, dated as of August 6, 2025 (the “August 2025 Private Placement Agreement”), by and among Southwest Gas Holdings, Inc. (“Southwest Gas”) and Icahn Partners LP and Icahn Partners Master Fund LP (each, an “Investor” and collectively, the Investors”), pursuant to which Southwest Gas has agreed to sell 1,573,500 shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), to the Investors in a private placement (collectively, the “August 2025 Private Placement Shares”) of Common Stock at a price per share equal to the Follow-On Offering price per share (as defined in the August 2025 Private Placement Agreement), (ii) that certain registration rights letter agreement, dated as of May 19, 2025 (the “Letter Agreement”), by and among the Company and the Investors and (iii) that certain Common Stock Purchase Agreement (the “IPO Private Placement Agreement”), dated April 5, 2024, by and among the Company and the Investors.

Subject to the sale by Southwest Gas of the August 2025 Private Placement Shares to the Investors under the terms of the August 2025 Private Placement Agreement, the Company hereby agrees to provide the Investors with registration rights for the August 2025 Private Placement Shares (the “Registration Rights”) on an identical basis to those registration rights set forth in Section 6 of the IPO Private Placement Agreement; provided that the Company agrees to register the resale of the August 2025 Private Placement Shares no later than the 181st day following May 22, 2025 in accordance with the Letter Agreement instead of the timeframe set forth in the first sentence of Section 6.1 of the IPO Private Placement Agreement. For the avoidance of doubt, (a) except as provided in the foregoing sentence, the August 2025 Private Placement Shares shall be considered Shares (as defined in the IPO Private Placement Agreement) and shall be deemed Registrable Securities (as defined in the IPO Private Placement Agreement) to the same extent the Shares are considered Registrable Securities under the IPO Private Placement Agreement, (b) the Registration Rights, if granted, shall cease to apply to any August 2025 Private Placement Shares that no longer constitute Registrable Securities, (c) this letter agreement shall terminate upon the termination of any obligations under Section 6 the IPO Private Placement Agreement or the termination of the August 2025 Private Placement Agreement, and (d) subject to the limitations of Section 6 of the IPO Private Placement Agreement, the Company shall use its reasonable best efforts to maintain the effectiveness of the Shelf Registration Statement filed with the SEC on May 12, 2025 (or any Shelf Registration Statement filed in replacement thereof).

[Signature Page Follows]

Very truly yours, CENTURI HOLDINGS, INC.

/s/ Gregory A. Izenstark Name: Gregory A. Izenstark Title: Executive Vice President, Chief Financial Officer
[Centuri - Letter Agreement re: Registration Rights – August 2025]

Acknowledged and Agreed:

ICAHN PARTNERS LP

/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

Address: c/o Icahn Capital L.P.
16690 Collins Avenue, PH-1
Sunny Isles Beach, FL 33160
Attention: Jesse Lynn, Chief Operating Officer
Email: [***]

ICAHN PARTNERS MASTER FUND LP

/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

Address: c/o Icahn Capital L.P.
16690 Collins Avenue, PH-1
Sunny Isles Beach, FL 33160
Attention: Jesse Lynn, Chief Operating Officer
Email: [***]

[Centuri - Letter Agreement re: Registration Rights – August 2025]